UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2003

WORKFLOW MANAGEMENT, INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-24383	06-1507104
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

240 Royal Palm Way, Palm Beach, Florida	33480
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (561) 659-6551

N/A

(Former name or former address, if changed since last report)

Item 7.	Financial Statements and Exhibits

(c)	Exhibits

99.1	Press Release of Workflow Management, Inc. dated July 21, 2003

Item 9.	Regulation FD Disclosure

On July 21, 2003, Workflow Management, Inc. issued a press release addressing several matters, some of which relate to its results of operations and financial condition for its 4th fiscal quarter, and fiscal year, ended April 30, 2003. A copy of this press release is attached hereto as Exhibit 99.1.

The information required by Form 8-K, Item 12—Results of Operations and Financial Condition, is being provided under Item 9 pursuant to SEC Release No. 33-8216. The information in this Form 8-K and the Exhibit attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORKFLOW MANAGEMENT, INC.

By:	/s/ GARY W. AMPULSKI
Gary W. Ampulski Chief Executive Officer

Date: July 22, 2003

Exhibit No.	Description of Exhibits

99.1	Press Release Dated July 21, 2003